VANSTAR STOCK OPTION AGREEMENT


THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of October 8, 1998 by and between Vanstar Corporation, a Delaware corporation ("Grantor"), and InaCom Corp., a Delaware corporation ("Grantee").

                                     RECITAL

         Concurrently with the execution and delivery of this Agreement, Grantor, Grantee, and Indigo Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Grantee ("Sub"), are entering into an Agreement and Plan of Merger, dated as of October 8, 1998 (the "Merger Agreement"), which provides for the merger of Sub with and into Grantor in accordance with the terms of the Merger Agreement and the laws of the State of Delaware (the "Merger"). As a condition and inducement to Grantee's willingness to enter into the Merger Agreement, Grantee has requested that Grantor agree, and Grantor has agreed, to grant to Grantee an option to acquire certain shares of Grantor's authorized but unissued common stock (together with any associated rights, "Grantor Common Stock"), on the terms and subject to the conditions set forth herein.

         NOW THEREFORE, to induce Grantee to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

                                    AGREEMENT

         Section  1.  Grant of  Option.

                  Grantor hereby grants to Grantee an irrevocable option (the "Grantor Option") to purchase a number of shares of Grantor Common Stock equal to the Option Number (as defined in Section 2(d)), on the terms and subject to the conditions set forth below.



         Section 2.             Exercise and Termination of the Grantor Option.

                  Exercise. The Grantor Option may be exercised by Grantee, in whole or in part, at any time or from time to time prior to the termination of Grantee's right to exercise the Grantor Option by the terms of this Agreement and upon and after the occurrence of a "Trigger Event". For purposes of this Agreement, a "Trigger Event" shall occur, if, and only if, all of the following occur: (i) the Merger Agreement is terminated and, as a result of such termination, a fee is payable by Grantor to Grantee pursuant to Sections 8.2(d), (e) or (f) thereof; (ii) prior to such termination an Acquisition Proposal (as such term is defined in the Merger Agreement) shall have been made for Grantor (other than made, directly or indirectly, by Grantee or any affiliate thereof), and (iii) either prior to, or within twelve (12) months following such termination, the shareholders of Grantor approve -that Acquisition Proposal. Notwithstanding the foregoing, the Grantor Option may not be exercised if Grantee is in breach in any material respect of any of its material representations, warranties, covenants or agreements contained in this Agreement, subject to reasonable notice and opportunity to cure.

                  Exercise Procedure. In the event that Grantee wishes to exercise the Grantor Option, Grantee shall deliver to Grantor written notice (an "Exercise Notice") specifying the total number of shares of Grantor Common Stock that Grantee wishes to purchase (the "Option Shares"). To the extent permitted by law and the Certificate of Incorporation, as amended, of Grantor (the "Grantor Charter"), and provided that the conditions set forth in Section 3 to Grantor's obligation to issue the shares of Grantor Common Stock to Grantee hereunder have been satisfied or waived, Grantee shall, upon delivery of the Exercise Notice and tender of the applicable aggregate Exercise Price (as defined in Section 2(e) below), immediately be deemed to be the holder of record of the Option Shares, notwithstanding that the stock transfer books of Grantor shall then be closed or that certificates representing the Option Shares shall not theretofore have been delivered to Grantee. Each closing of a purchase of shares of Grantor Common Stock hereunder (a "Closing") shall occur at a place, on a date, and at a time designated by Grantee in an Exercise Notice delivered at least two (2) business days prior to the date of such Closing.

                  Termination of the Grantor Option. Grantee's right to exercise the Grantor Option shall terminate upon the earliest to occur of:

                           the Effective Time of the Merger;

                           the date on which the Merger  Agreement  is  properly
terminated pursuant to Article VIII thereof other than under circumstances set forth in Sections 2(a)(i) and 2(a)(ii); and

                           thirteen  (13)  months  after  the date on which  the
Merger Agreement is terminated.

Notwithstanding the foregoing, with respect to clause (iii) in the immediately preceding sentence, if the Grantor Option cannot be exercised by reason of any applicable judicial or governmental judgment, decree, order, law or regulation, the Grantor Option shall remain exercisable and shall not terminate until the earlier of (x) the date on which such impediment shall become final and not subject to appeal and (y) 5:00 p.m., Atlanta, Georgia time, on the tenth (10th) business day after such impediment shall have been removed; provided, however, that if such judgment, decree or order shall have been obtained at the request of Grantor or any of its Affiliates or a party that has been made or is proposing to make an Acquisition Proposal (as such term is defined in the Merger Agreement) for Grantor, and such judgment, decree or order is vacated, set aside, withdrawn, reversed or otherwise nullified, the time during which the Grantor Option shall remain exercisable shall be extended for as long as such judgment, decree, or order shall be in effect. The rights of Grantee and Grantor set forth in Sections 7 (other than Section 7(a)(i), and 9 shall not terminate upon termination of Grantee's right to exercise the Grantor Option with respect to shares acquired prior to termination, but shall extend to the time provided in such sections. Notwithstanding the termination of the Grantor Option, Grantee shall be entitle to purchase the shares of Grantor Common Stock with respect to which Grantee had exercised the Grantor Option prior to such termination.

                  Option Number. The aggregate number of shares of Grantor Common Stock issuable upon exercise of this Grantor Option (the "Option Number") shall initially be the number of shares, rounded down to the nearest whole share, equal to nineteen and nine-tenths percent (19.9%) of the total number of shares of Grantor Common Stock issued and outstanding as of the date of this Agreement, and shall be adjusted hereafter to reflect changes in Grantor's capitalization occurring after the date hereof in accordance with Section 10. Notwithstanding any other provision, in no event shall the Option Number exceed nineteen and nine-tenths percent (19.9%) of the total number of shares of Grantor Common Stock issued and outstanding as of the date of this Agreement, adjusted in accordance with
                  Section 10.

                  Exercise Price. The purchase price per share of Grantor Common Stock pursuant to the Grantor Option (the "Exercise Price") shall be payable in cash. The Exercise Price per share of Grantor Common Stock, shall be a cash amount equal to $9 1/8.

                  Certain Limitations. In the event Grantee would otherwise receive aggregate, cumulative Net Proceeds (as defined below) of more than the Cap Amount (as defined below) in connection with the sale (or other disposition) to any third party of the shares of Grantor Common Stock acquired pursuant to the Grantor Option, all Net Proceeds in excess of the Cap Amount shall be remitted to Grantor promptly upon receipt. "Net Proceeds" shall mean the aggregate proceeds of such sale or disposition (less brokers commissions and discounts) in excess of the product of the Exercise Price multiplied by the number of shares of Grantor Common Stock included in such sale or disposition. Cap Amount shall mean the amount by which $18 million exceeds the aggregate of the termination fees payable by Grantor to Grantee pursuant to Section 8.2 of the Merger Agreement. Notwithstanding anything in this Agreement or in the Merger Agreement to the contrary, the maximum aggregate amount payable by Grantor to Grantee and its affiliates pursuant to this Agreement and the provisions of Section 8.2 of the Merger Agreement shall not exceed the sum of eighteen million dollars ($18,000,000) plus, in the case of payments pursuant to Section 7(a)(i)(y), 7(a)(ii), 7(b)(ii), 8(c) or 9(c) of this Agreement, the aggregate Exercise Price for the shares of Grantor Common Stock repurchased by Grantor from Grantee pursuant to this Agreement.

         Section 3. Conditions to Closing. The obligation of Grantor to issue the Option Shares to Grantee hereunder is subject to the conditions that (a) all waiting periods, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), applicable to the issuance of the Option Shares hereunder shall have expired or have been terminated; (b) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; and (c) all consents, approvals, orders, authorizations and permits of any federal, state, local and foreign governmental authority, if any, required in connection with the issuance of the shares of Grantor Common Stock and the acquisition of such shares by Grantee hereunder shall have been obtained.

         Section 4. Closing. At any Closing: (a) Grantor shall deliver to Grantee or its designee a single certificate in definitive form representing the number of shares of Grantor Common Stock designated by Grantee in its Exercise Notice, such certificate to be registered in the name of Grantee and to bear the legend set forth in Section 11; and (b) Grantee shall deliver to Grantor the aggregate Exercise Price for the shares of Grantor Common Stock so designated and being purchased by wire transfer of immediately available funds to the account or accounts specified in writing by Grantor. Effective at or prior to the Closing, Grantor shall cause the shares of Grantor Common Stock being delivered at the Closing to be approved for listing on The New York Stock Exchange.

         Section 5. Representations and Warrants of Grantor. Grantor represents and warrants to Grantee as follows:

                  Organization and Standing. Grantor is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to enter into this Agreement and to carry out its obligations hereunder.

                  Authority. The execution and delivery of this Agreement by Grantor and the consummation by Grantor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantor and no other corporate proceedings on the part of Grantor and no action of Grantor shareholders are necessary to authorize this Agreement or any of the transactions contemplated hereby; this Agreement has been duly and validly executed and delivered by Grantor and, assuming the due authorization, execution and delivery hereby by Grantee and the receipt of all required governmental approvals, constitutes the valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency reorganization or other similar laws affecting the enforcement of creditor's rights generally, and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

                  Reservation of Shares. Grantor has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the Grantor Option, and at all times from the date hereof through the expiration of the Grantor Option will have reserved a number of authorized and unissued shares of Grantor Common Stock not less than the Option Number, such amount being subject to adjustment as provided in Section 10, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                  No Liens. The shares of Grantor Common Stock issued to Grantee upon the exercise of the Grantor Option will be, upon delivery thereof to Grantee, free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever.

                  No Conflicts. The execution and delivery of this Agreement by Grantor does not, and, subject to compliance with applicable law, the consummation by Grantor of the transactions contemplated hereby will not violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such violation, conflict, breach, default, termination, acceleration, right of termination, cancellation or acceleration, loss, or creation, a "Violation") by Grantor or any of its Subsidiaries of (i) any provision of the charter or the bylaws of Grantor or any of its Subsidiaries, each as amended to date, (ii) any material provision of any material loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise or license or any subsequently adopted "shareholders rights plan" (a "Material Contract") of Grantor or any of its Subsidiaries or to which any of them is a party or by which any of them or their properties or assets are bound or (iii) except as contemplated by Sections 3.7 or 3.13 of the Merger Agreement (or the schedules thereunder) or Section 5(f) below, any judgment, order, decree, statue, law, ordinance, rule or regulation applicable to Grantor or any of its subsidiaries or any of their properties or assets.

                  Consents and Approvals. The execution and delivery of this Agreement by Grantor does not, and (except for the notifications required under the HSR Act and applicable foreign laws, the expiration or early termination of waiting periods under the HSR Act and applicable foreign laws, and the receipt of approvals under applicable securities laws, and except as contemplated by Section 9) the performance of this Agreement by Grantor and the consummation of the transactions contemplated hereby will not, require any consent, approval, order authorization or permit of, filing with, or notification to any governmental or regulatory authority, other than such consents, approvals, orders, authorizations, permits, filings and notifications which, in the aggregate, if not obtained or made, could not reasonably be expected to have a Parent Material Adverse Effect or a Company Material Adverse Effect (as such terms are defined in the Merger Agreement) or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.


       Section 6. Representations and Warranties of Grantee.  Grantee represents and warrants to Grantor as follows:

                  Organization and Standing. Grantee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to enter into this Agreement and to carry out its obligations hereunder.

                  Authority. The execution and delivery of this Agreement by Grantee and the consummation by Grantee of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee and no other corporate proceedings on the part of Grantee and no action of Grantee shareholders are necessary to authorize this Agreement or any of the transactions contemplated hereby; this Agreement has been duly and validly executed and delivered by Grantee and, assuming the due authorization, execution and delivery hereby by Grantee and the receipt of all required governmental approvals, constitutes the valid and binding obligation of Grantee, enforceable against Grantee in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency reorganization or other similar laws affecting the enforcement of creditor's rights generally, and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

                  No Conflicts. The execution and delivery of this Agreement by Grantee does not, and the consummation by Grantee of the transactions contemplated hereby will not violate, conflict with, or result in a Violation by Grantee or any of its Subsidiaries, of (i) any provision of the Certificate of Incorporation or Bylaws of Grantee, (ii) any material provision of any Material Contract of Grantee or any of its Subsidiaries or to which any of them is a party or by which any of them or their properties or assets are bound, or (iii) except as contemplated by Sections 4.7 or 4.13 of the Merger Agreement (or the schedules thereunder) or Section 6(d) below, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Grantee or any of its Subsidiaries or any of their properties or assets.

                  Consents and Approvals. The execution and delivery of this Agreement by Grantee does not, and (except for the notifications required under the HSR Act and applicable foreign laws, the expiration or early termination of waiting periods under the HSR Act and applicable foreign laws, and the receipt of approvals under applicable securities laws, and except as contemplated by Section 9) the performance of this Agreement by Grantor and the consummation of the transactions contemplated hereby will not, require any consent, approval, order authorization or permit of, filing with, or notification to any governmental or regulatory authority, other than such consents, approvals, orders, authorizations, permits, filings and notifications which, in the aggregate, if not obtained or made, could not reasonably be expected to have an Parent Material Adverse Effect or a Company Material Adverse Effect (as such terms are defined in the Merger Agreement) or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

                  Investment Purposes. Any shares of Grantor Common Stock acquired by Grantee upon exercise of the Grantor Option will be acquired for Grantee's own account, for investment purposes only, and will not be, and the Grantor Option is not being, acquired by Grantee with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.

     Section 7.   Certain  Repurchases.   Upon  written  notice  (a  "Repurchase
                  Notice"):

          (i)              Grantee "Put".  By Grantee to Grantor:

                           (x) during the time the Grantor Option is exercisable pursuant to Section 2, Grantor and its successors in interest shall repurchase from Grantee all or any portion of the Grantor Option, as specified by Grantee, to the extent not previously exercised, at the Option Repurchase Price set forth in Section 7(b)(i), subject to and as limited by Section 2(f) above; and

                           (y) at any time, during which Grantee holds Option shares Grantor and its successors in interest shall repurchase from Grantee all or any portion of the shares of Grantor Common Stock purchased by Grantee pursuant to the Grantor Option, as specified by Grantee, at the Share Repurchase Price set forth in
                           Section 7(b)(ii) subject to and as limited by Section 2(f) above.

                           (ii)     Grantor "Call." By Grantor to Grantee:

                           (x) Grantee shall sell to Grantor all, but not less than all, of the Grantor Option, at the Option Repurchase Price set forth in Section 7(b)(i), subject to and as limited by Section 2(f) above; and

                           (y) at any time during which Grantee holds Option Shares, Grantee and its successors in interest shall sell to Grantor all or any portion of the Option
                           Shares, as specified by Grantor, at the Share Repurchase Price as set forth in Section 7(b)(ii) subject to and limited by Section 2(f) above.

                Certain Definitions. For purposes of this Section 7, the following definitions shall apply:

                           (i) Option Repurchase Price. "Option Repurchase Price" shall mean (A) the amount (if any) by which the Fair Market Value (as defined in Section 7(b)(iii)) of a single share of Grantor Common Stock as of the date of the applicable Repurchase Notice exceeds the per share Exercise Price multiplied by
                           (B) the number of shares of Grantor Common Stock purchasable pursuant to the Grantor Option or the portion thereof covered by the applicable Repurchase Notice.

                           Share Repurchase Price. "Share Repurchase Price" shall mean the product of (A) the greater of (I) the Exercise Price paid by Grantee per share of Grantor Common Stock acquired pursuant to the Grantor Option and (II) the Fair Market Value (as defined in Section 7(b)(iii)) of a single share of Grantor Common Stock as of the date of the applicable Repurchase Notice, and (B) the number of shares of Grantor Common Stock to be repurchased pursuant to this Section 7 as covered by the applicable Repurchase Notice.

                           Fair Market Value. As used in this Agreement, "Fair Market Value" shall mean, with respect to any security, the per share average of the last reported sale prices on the New York Stock Exchange (or such other national stock exchange or national market system as shall then be the primary trading market for such security) for the ten (10) trading days immediately preceding the applicable date or highest price to be paid per share in an Acquisition Proposal.

                  Payment and Redelivery of Grantor Options or Shares. In the event that Grantee or Grantor exercises their respective rights under Section 7(a), Grantor shall within ten (10) business days thereafter, pay the required amount to Grantee in immediately available and Grantee shall surrender to Grantor the Grantor Option or the certificate or certificates evidencing the shares of Grantor Common Stocksubject to the applicable Repurchase Notice, and Grantee shall warrant that it has sole beneficial ownership of the Grantor Option or such shares and that the Grantor Option or such shares are then free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever.

                  Repurchase Price Reduced at Grantee's Option. In the event that payment of the repurchase price specified in Section 7(a) would subject the repurchase of the Grantor Option or the shares of Grantor Common Stock purchased by Grantee pursuant to the Grantor Option to a vote of the stockholders of Grantor pursuant to applicable law, regulations, or requirements of a national securities exchange or national market system or the Grantor Charter, the Grantee may at its election, reduce the repurchase price or the number of shares covered by the Grantee repurchase request to an amount which would permit such repurchase without the necessity for such vote.

         Section 8.                 Restrictions on Transfer.

                  Restrictions on Transfer. Prior to the fifth anniversary of the date hereof (the "Expiration Date"), Grantee shall not, directly or indirectly, by operation of law or otherwise, sell, assign, pledge or otherwise dispose of or transfer any Option Shares ("Restricted Shares"), other than (i) pursuant to Section 7 or (ii) in accordance with Sections 8(b) or 9.

                  Permitted Sales. Following the termination of the Merger Agreement, Grantee shall be permitted to sell any Restricted Shares beneficially owned by it if such sale is made (i) pursuant to a tender or exchange offer or other business combination transaction or (ii) subject to Section 8(c) or (d) as the case may be, to a person who, immediately following such sale, would beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), either alone or as part of a "group" (as used in Rule 13d-5 under the Exchange
                  Act), not more than ten percent (10%) of such party's outstanding voting securities, which person is a passive institutional investor who would be eligible under Rule 13d-1(b)(1) under the Exchange Act to report such holdings of Restricted Shares on Schedule 13G under the Exchange Act.

                  Grantor's Right of First Refusal. At any time after the first occurrence of a Trigger Event and prior to the Expiration Date if Grantee shall desire to sell, assign, transfer or otherwise dispose of all or any of the shares of Grantor Common Stock or other securities acquired by it pursuant to the Grantor Option, it shall give Grantor written notice of the proposed transaction (an "Grantee Offer Notice"), identifying the proposed transferee, accompanied by a copy of a binding offer to purchase such shares or other securities signed by such transferee and setting forth the terms of the proposed transaction. A Grantee Offer Notice shall be deemed an offer by Grantee to Grantor, which may be acceptable within five (5) business days of the receipt of such Grantee Offer Notice, on the same terms and conditions and at the same price at which Grantee is proposing to transfer such shares or other securities to such transferee. The purchase of any such shares or other securities by Grantor shall be settled within five
                  (5) business days of the date of the acceptance of the offer and the purchase price shall be paid to Grantee in immediately available funds. In the event of the failure or refusal of Grantor to purchase all the shares or other securities covered by a Grantee Offer Notice, Grantee may sell all, but not less than all, of such shares or other securities to the proposed transferee at no less than the price specified and on terms no more favorable to the transferee than those set forth in the Grantee Offer Notice as long as such sale is completed within ninety (90) days of the receipt by Grantor of the applicable Grantee Office Notice; provided that the provisions of this sentence shall not limit the rights Grantee may otherwise have in the event Grantor has accepted the offer contained in the Grantee Offer Notice and wrongfully refuses to purchase the shares or other securities subject thereto. The requirements of this Section 8(c) shall not apply to (i) any disposition as a result of which the proposed transferee would own beneficially not more than three percent (3%) of the outstanding voting power of Grantor, (ii) any disposition of Grantor Common Stock or other securities by a person to whom Grantee has assigned its rights under the Grantor Option with the consent of Grantor, (iii) any sale by means of a public offering registered under the Securities Act, or (iv) any transfer to a wholly-owned subsidiary of Grantee which agrees in writing to be bound by the terms hereof.

                  (d) Additional Restrictions. Prior to any permitted sales of any Restricted Shares under Section 8(b)(ii), the holder thereof shall give written notice to the issuer of such Restricted Shares of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if required by the issuer of such Restricted Shares, shall be accompanied by an opinion of counsel satisfactory to such issuer (it being agreed that each of Arter & Hadden LLP, a limited liability partnership, and McGrath, North, Mullin & Kratz, P.C., shall be satisfactory) to the effect that such sale may be effected without registration under the Securities Act and any applicable state securities laws. Each certificate for Restricted Shares transferred as above provided shall bear the legend set forth in Section 11, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee would be entitled to transfer such securities in a public sale without registration under the Securities Act or any applicable state securities laws. The restrictions provided for in this Section 8(d) shall not apply to securities which are not required to bear the legend prescribed in Section 11 in accordance with the provisions of this Agreement. The foregoing restrictions on transferability set forth in this
                  Section 8(d) shall terminate as to any particular shares when such shares shall have been effectively registered under the Securities Act and any applicable state securities laws and sold or otherwise disposed of in accordance with the registration statement covering such shares.

                  Section 9.                Registration Rights.

                  (a) Procedure. Following termination of the Merger Agreement, Grantee (the "Holder") may by written notice (the
                  "Registration Notice") to the Grantor (the "Registrant") request the Registrant to register under the Securities Act all or any part of the Restricted Shares acquired by such Holder pursuant to this Agreement (the "Registrable Securities") in order to permit the sale or other disposition of such shares pursuant to a bona fide commitment underwritten public offering, in which the Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonable practicable and shall use their best efforts to prevent any person (including any "group" as used in Rule 13d-5 under the Exchange Act) and its affiliates from purchasing through such offering Restricted Shares representing more than three percent (3%) of the outstanding shares of common stock of the Registrant on a fully diluted basis (a "Permitted Offering"). Any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act.

                  (b) Manager's Certificate. The managing underwriter shall be an investment banking firm of nationally recognized standing, and shall be selected by (i) the Registrant within ten (10) business days after receipt of a Registration Notice, subject to approval of the Holder (which approval shall not be unreasonably withheld, delayed or conditioned), or (ii) if Registrant fails to deliver notice (the "Registrant's Designation Notice") to Holder of such selection within ten
                  (10)  business days after  receipt of a  Registration  Notice, then by Holder subject to the reasonable approval of Registrant (which approval shall not be unreasonable withheld, delayed or conditioned) (the "Manager"), and Holder shall deliver written notice (the "Holder's Designation Notice") of such selection within ten (10) business days after expiration of the ten (10) day period in which Registrant is entitle to give notice. The Registrant's Designation Notice or the Holder's Designation Notice, as the cause may be, shall state that (i) the party delivering such notice and its proposed Manager have a good faith intention to commence promptly a Permitted Offering, and (ii) such proposed Manager in good faith believes that, based on the then-prevailing market conditions, it will be able to sell the Registrable Securities to the public in a Permitted Offering within one hundred twenty (120) days at a per share price equal to at least eighty percent (80%) of the then Fair Market Value of such shares.

                  (c) First Refusal Right. The Registrant (and/or any person designated by the Registrant) shall thereupon have the option exercisable by written notice delivered to the Holder within five (5) business days after the receipt of the Registration Notice proposed to be so sold for cash at a price equal to the product of (i) the number of Registrable Securities to be so purchased by the Registrant and (ii) the then Fair Market Value of such shares, subject to Section 2(f) hereof.

                  (d) Closing. Any purchase of Registrable Securities by the Registrant (or its designee) under Section 9(c) shall take place at a closing to be held at the principal executive offices of the Registrant or at the offices of its counsel at any reasonable date and time designated by the Registrant and/or such designee in such notice within twenty (20) business days after delivery of such notice, and any payment for the shares to be so purchased shall be made by delivery at the time of such closing in immediately available funds.

                  (e) Certain Limitations. If the Registrant does not elect to exercise its option pursuant to Section 9(c) with respect to all Registrable Securities, it shall use its best efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities proposed to be sold; provided, however, that (i) holder shall not be entitled to demand more than an aggregate of two (2) effective registration statements hereunder, and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed sixty (60) days after such request in the case of clause (A) below or ninety (90) days after such request in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the opinion of counsel to the Registrant such information would be required to be disclosed if a registration statement was filed at that time; (B) the Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) the Registrant determines, in its reasonable judgement, that such registration would interfere with any financing, acquisition or other transaction involving the Registrant or any of its material subsidiaries and that such transaction is material to the Registrant and its subsidiaries taken as a whole. If consummation of the sale of any Registrable Securities pursuant to the registration hereunder does not occur within one hundred twenty (120) days after the effectiveness of the initial registration statement, the provisions of this Section 9 shall again be applicable to any proposed registration.

                  (f) State Securities Laws. The Registrant shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 9 to be qualified for sale under the securities laws of such states as the Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that the Registrant shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

                  (g) Obligations of Registrant. The Registrant shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as is customary in connection with underwritten public offerings as such underwriters may reasonably require. The registration rights set forth in this Section 9 are subject to the condition that the Holder shall provide the Registrant with such information with respect to its Registrable Securities, the plans for the distribution thereof, and such other information with respect to the Holder as, in the reasonable judgement of counsel for the Registrant, is necessary to enable the Registrant to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

                  (h) Indemnification. In connection with any registration effected under this Section 9, the parties agree (i) to indemnify each other (and each other's directors and officers) and the underwriters in the customary manner, (ii) to enter into an underwriting agreement in form and substance customary for transactions of such type with the Manager and the other underwriters participating in such offering, and (iii) to take all further actions which shall be reasonably necessary to effect such registration and sale (including, if the Manager deems it necessary, participating in road-show presentations).

                  (i) Inclusion of Additional Shares of Registrant. The Registrant shall be entitled to include (at its expense) additional shares of its common stock in a registration effected pursuant to this Section 9 only if and to the extent the Manager determines that such inclusion will not adversely affect the prospects for success of such offering.

         Section 10.                Adjustment Upon Changes in Capitalization.

                  (a) Without limiting any restriction on Grantor contained in this Agreement or in the Merger Agreement, in the event of any change in Grantor Common Stock by reason of any stock dividend, stock split, reclassification, merger (other than the Merger), recapitalization, combination, exchange of shares or any similar transaction, the type and number of shares or securities subject to the Grantor Option, and the Exercise Price per share provided herein, shall be adjusted appropriately and proper provision shall be made in the agreements governing such transaction so that Grantee shall receive, upon exercise of the Grantor Option, the number and class of securities or property that Grantee would have received in respect of the shares of Grantor Common Stock issuable to Grantee if the Grantor Option had been exercised immediately prior to such event or the record date thereof, as applicable.

                  (b) In the event that Grantor  shall enter into an  agreement:
                  (i) to consolidate with or merger into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Grantor and Grantor shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Grantor Common Stock shall be changed into or exchanged for stock or other securities of Grantor or any person or cash or any other property; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Grantor Option upon the consummation of such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option with identical terms appropriately adjusted to acquire the number and class of shares or other securities or property that Grantee would have received in respect of Common Stock if Grantor Option had been exercised immediately prior to such consoliation, merger, sale or transfer or the record date therefor, as applicable and make any other necessary adjustments subject to Section 2(f) hereof.

         Section 11. Restrictive Legends. Each certificate representing Option Shares shall include a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTRERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE VANSTAR STOCK OPTION AGREEMENT DATED AS OF OCTOBER 6, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that (i) the reference to the resale restrictions of the Securities Act and state securities or Blue Sky laws in the foregoing legend shall be removed by delivery of substitute certificate(s) without such reference if Grantee of Grantor, as the case may be, shall have delivered to the other party a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance reasonably satisfactory to the other party, to the effect that such legend is not required for purposes of the Securities Act or such laws; (ii) the reference to the provisions of this Agreement in the foregoing legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and
(iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law. Certificates representing shares sold in a registered public offering pursuant to Section 9 shall not be required to bear the legend set forth in this Section 11.

         Section 12. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or obligations of either party thereto are assignable, except by operation of law, or with the written consent of the other party, and any such attempted assignment in violation of this Agreement shall be void and of no force or effect. Except as provided in Section 9(h)(i), nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns and rights or remedies of any nature whatsoever. Any Restricted Shares sold by a party in compliance with the provisions of Section 9 shall, upon consummation of such sale, be free of the restrictions imposed and the benefits provided with respect to such shares by this Agreement.

         Section 13. Specific Performance. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, whether at law or in equity, the other party shall be entitled to an injunction to prevent or restrain any violation or threatened violation of the provisions of this Agreement, and to enforce specifically the terms and provisions hereof, in any court of the State of Delaware or of the United States of America located in the State of Delaware. In the event that any action should be brought in equity to enforce the provisions of this Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law. Each party hereto irrevocably and unconditionally consents and submits to the jurisdiction of the courts of the State of Delaware for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, and waives any objection to venue in any such court therein.

         Section 14.                Validity.

                  (a) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect.

                  (b) In the event any court or other governmental or regulatory authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision of the economic effect thereof.

                  (c) If for any reason any such court or other governmental or regulatory authority determines that Grantee is not permitted to acquire, or Grantor is not permitted to repurchase pursuant to Section 7, the full number of shares of Grantor Common Stock provided in this Agreement (as the same may be adjusted), it is the express intention of Grantor to allow Grantee to acquire or to require Grantor to repurchase such lesser number of shares as may be permissible without any other amendment or modification hereof.

                  (d)  Each  party  agrees  that,  should  any  court  or  other governmental or regulatory authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or any other provision of this Agreement or part hereof as the result of such holding or order.

         Section 15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered personally, or
(b) if sent by overnight courier service (receipt confirmed in writing), or (c) if delivered by facsimile transmission (with receipt confirmed), (d) five (5) days after being mailed by registered or certified mail (return receipt requested) to the parties in each case to the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Grantor, to:         Vanstar Corporation
                                    1100 Abernathy Road
                                    Building 500, Suite 1200
                                    Atlanta, Georgia
                                    Attention:  General Counsel
                                    Fax:  (770) 522-4587



         With a copy to:            Arter & Hadden, LLP
                                    1717 Main Street, Suite 4100
                                    Dallas, Texas 75201-4605
                                    Attention:  Stan Huller
                                    Fax:  (214) 741-7139



         If to Grantee, to:         InaCom Corp.
                                    10810 Farnam Drive
                                    Omaha, Nebraska 68154
                                    Attention:  Chief Financial Officer
                                    Fax:  (402) 758-3602



         With a copy to:            McGrath, North, Mullin & Kratz, P.C.
                                    1400 One Central Park Plaza
                                    Omaha, Nebraska 68102
                                    Attention:  David L. Hefflinger
                                    Fax:  (402) 341-0216


         Section 16. Governing Law. This Agreement shall be governed by and construed, and any controversy arising out of or otherwise relating to this Agreement shall be determined, in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state and without regard to its choice of law principles. Each party hereto consents and subject to the exclusive jurisdiction of the courts of the State of Delaware and the courts of the United States located in such state for the adjudication of any action, suit, proceeding, claim or dispute arising out of or otherwise relating to this Agreement.

         Section 17. Interpretation. The headings contained in this Agreement are for reference purposes and shall not affect in any way the meaning or interpretation of the Agreement. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Whenever "or" is used in this Agreement it shall be construed in the nonexclusive sense. The words "herein," "hereby," "hereof," and "hereunder" and words of similar import refer to this Agreement.

         Section 18. Counterparts; Effect. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         Section 19. Expenses. Grantor shall pay all expenses, and any and all federal, state and local taxes and other charges, that may be payable in connection with the preparation, issuance and delivery of Grantor stock certificates under Section 4 and any stock listing or stock quotation application required to be filed by Grantor with respect to such shares. A registration effected under Section 9 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to the Holder. Subject to the foregoing and except as otherwise expressly provided herein or in the Merger Agreement, all other costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         Section 20. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

         Section 21. Extension of Time Periods. The time periods for exercises of certain rights hereunder shall be extended (but in no event by more than six
(6) months): (a) to the extent necessary to obtain all governmental approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (b) to the extent necessary to avoid any liability or disgorgement of profits under Section 16(b) of the Exchange Act by reason of such exercise.

         Section 22. Further Assurances. Each party agrees to execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         IN WITNESS WHEREOF, Grantor and Grantee have caused this Agreement to be duly executed and delivered on the day and year first above written.


                                          GRANTOR

                                          VANSTAR CORPORATION

                                     By:  /s/ William Y. Tauscher
                                   Name:  William Y. Tauscher
                                  Title:  Chairman of the Board and Chief
                                          Executive Officer

                                          GRANTEE

                                          INACOM CORP.


                                     By:  /s/ Bill Fairfield
                                   Name:  Bill Fairfield
                                  Title:  President and Chief Executive Officer